                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 3, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



          Colorado                       1-12551                84-1250533
   ------------------------            -----------          ------------------
   (State of Incorporation)            (Commission            (IRS Employer
                                       File Number)         Identification No.)


ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                     06901
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (203) 595-3000


                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 27, 2006, the board of directors of Cenveo, Inc. (the "Company") approved an amendment to the Rights Agreement dated as of April 20, 2005 between the Company and Computershare Trust Company, Inc., as Rights Agent, to change the "final expiration date" in the Rights Agreement from April 28, 2015, to August 7, 2006, effectively terminating the Rights Agreement as of August 7, 2006. A committee of independent directors approved the amendment to the Rights Agreement.

         The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         As described above under Item 1.01, on July 27, 2006, the Company's board of directors approved an amendment to change the "final expiration date" in the Rights Agreement from April 28, 2015 to August 7, 2006, effectively terminating the Rights Agreement as of August 7, 2006.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit
Number            Description
------            -----------

4.1 Amendment No. 1 to Rights Agreement dated as of August 2, 2006 between the Company and Computershare Trust Company, Inc.

99.1              Press Release of Cenveo, Inc. dated August 3, 2006.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 3, 2006

                                       CENVEO, INC.


                                       By:      /s/ Sean S. Sullivan
                                          -------------------------------------
                                                Sean S. Sullivan
                                                Chief Financial Officer

                                EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

4.1 Amendment No. 1 to Rights Agreement dated as of August 2, 2006 between the Company and Computershare Trust Company, Inc.

99.1              Press Release of Cenveo, Inc. dated August 3, 2006